Filed Pursuant to Rule 433

Registration No. 333-283053

Registration No. 333-283053-01

August 11, 2025

Final Term Sheet

Chevron U.S.A. Inc.

3.950% Notes Due 2027

Fully and unconditionally guaranteed by Chevron Corporation

Dated August 11, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$500,000,000

Maturity Date:	August 13, 2027

Coupon:	3.950%

Interest Payment Dates:	February 13 and August 13 of each year, commencing February 13, 2026

Benchmark Treasury:	3.875% due July 31, 2027

Benchmark Treasury Yield:	3.764%

Spread to Benchmark Treasury:	20 bps

Yield to Maturity:	3.964%

Price to Public:	Per Note: 99.973%; Total: $499,865,000

Aggregate Net Proceeds (Before Expenses):	$499,315,000

Optional Redemption:	Make-whole call: At the Treasury Rate (as defined in the preliminary prospectus supplement dated August 11, 2025 related to the Notes) plus 5 bps, plus accrued and unpaid interest

Trade Date:	August 11, 2025

Settlement Date:	August 13, 2025 (T+2)

CUSIP / ISIN:	166756 BG0 / US166756BG06

Concurrent Debt Offerings:	The issuer is also offering $650,000,000 of its 4.050% Notes Due 2028, $600,000,000 of its Floating Rate Notes Due 2028, $1,200,000,000 of its 4.300% Notes Due 2030, $400,000,000 of its Floating Rate Notes Due 2030, $1,250,000,000 of its 4.500% Notes Due 2032 and $900,000,000 of its 4.850% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,982,932,000

Joint Book-Running Managers:	Barclays Capital Inc. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Morgan Stanley & Co. LLC HSBC Securities (USA) Inc. MUFG Securities Americas Inc.

Co-Managers:

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Standard Chartered Bank

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Deutsche Bank Securities Inc.

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and Citigroup Global Markets Inc. toll-free at 1-800-831-9146.

We expect that delivery of the notes will be made to investors on or about August 13, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.050% Notes Due 2028

Fully and unconditionally guaranteed by Chevron Corporation

Dated August 11, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$650,000,000

Maturity Date:	August 13, 2028

Coupon:	4.050%

Interest Payment Dates:	February 13 and August 13 of each year, commencing February 13, 2026

Benchmark Treasury:	3.625% due August 15, 2028

Benchmark Treasury Yield:	3.733%

Spread to Benchmark Treasury:	32 bps

Yield to Maturity:	4.053%

Price to Public:	Per Note: 99.992%; Total: $649,948,000

Aggregate Net Proceeds (Before Expenses):	$649,038,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated August 11, 2025 related to the Notes) plus 5 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	July 13, 2028

Trade Date:	August 11, 2025

Settlement Date:	August 13, 2025 (T+2)

CUSIP / ISIN:	166756 BH8 / US166756BH88

Concurrent Debt Offerings:	The issuer is also offering $500,000,000 of its 3.950% Notes Due 2027, $600,000,000 of its Floating Rate Notes Due 2028, $1,200,000,000 of its 4.300% Notes Due 2030, $400,000,000 of its Floating Rate Notes Due 2030, $1,250,000,000 of its 4.500% Notes Due 2032 and $900,000,000 of its 4.850% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,833,209,000

Joint Book-Running Managers:	Barclays Capital Inc. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Morgan Stanley & Co. LLC HSBC Securities (USA) Inc. MUFG Securities Americas Inc.

Co-Managers:

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Standard Chartered Bank

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Deutsche Bank Securities Inc.

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and Citigroup Global Markets Inc. toll-free at 1-800-831-9146.

We expect that delivery of the notes will be made to investors on or about August 13, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

Floating Rate Notes Due 2028

Fully and unconditionally guaranteed by Chevron Corporation

Dated August 11, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$600,000,000

Maturity Date:	August 13, 2028

Interest Payment Dates:	February 13, May 13, August 13 and November 13 of each year, commencing November 13, 2025

Interest Rate:	Compounded SOFR (as defined under “Description of the Notes—Interest—Floating Rate Notes” in the preliminary prospectus supplement dated August 11, 2025) plus 57 bps

Interest Reset Dates:	Each Floating Rate Interest Payment Date

Interest Determination Date:	The second U.S. Government Securities Business Day preceding each Floating Rate Interest Payment Date

U.S. Government Securities Business Day:	As defined under “Description of the Notes—Interest—Floating Rate Notes” in the preliminary prospectus supplement dated August 11, 2025

Interest Period:	The period from and including a Floating Rate Interest Payment Date (or, in the case of the initial Interest Period, the Settlement Date) to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date

Observation Period:	The period from and including the second U.S. Government Securities Business Day preceding the first date of such relevant Interest Period to but excluding the second U.S. Government Securities Business Day preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including the second U.S. Government Securities Business Day preceding the settlement date of the Floating Rate Notes to, but excluding, the second U.S. Government Securities Business Day preceding the first Floating Rate Interest Payment Date

Day Count Convention:	Actual/360

Calculation Agent:	Deutsche Bank Trust Company Americas, or its successor appointed by the Company

Price to Public:	Per Note: 100.000%; Total: $600,000,000

Aggregate Net Proceeds (Before Expenses):	$599,160,000

Redemption:	The Floating Rate Notes Due 2028 shall not be redeemable prior to their maturity

Trade Date:	August 11, 2025

Settlement Date:	August 13, 2025 (T+2)

CUSIP / ISIN:	166756 BM7 / US166756BM73

Concurrent Debt Offerings:	The issuer is also offering $500,000,000 of its 3.950% Notes Due 2027, $650,000,000 of its 4.050% Notes Due 2028, $1,200,000,000 of its 4.300% Notes Due 2030, $400,000,000 of its Floating Rate Notes Due 2030, $1,250,000,000 of its 4.500% Notes Due 2032 and $900,000,000 of its 4.850% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,883,087,000

Joint Book-Running Managers:	Barclays Capital Inc. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Morgan Stanley & Co. LLC HSBC Securities (USA) Inc. MUFG Securities Americas Inc.

Co-Managers:

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Standard Chartered Bank

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Deutsche Bank Securities Inc.

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and Citigroup Global Markets Inc. toll-free at 1-800-831-9146.

We expect that delivery of the notes will be made to investors on or about August 13, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.300% Notes Due 2030

Fully and unconditionally guaranteed by Chevron Corporation

Dated August 11, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$1,200,000,000

Maturity Date:	October 15, 2030

Coupon:	4.300%

Interest Payment Dates:	April 15 and October 15 of each year, commencing April 15, 2026

Benchmark Treasury:	3.875% due July 31, 2030

Benchmark Treasury Yield:	3.831%

Spread to Benchmark Treasury:	50 bps

Yield to Maturity:	4.331%

Price to Public:	Per Note: 99.847%; Total: $1,198,164,000

Aggregate Net Proceeds (Before Expenses):	$1,196,364,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated August 11, 2025 related to the Notes) plus 10 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	September 15, 2030

Trade Date:	August 11, 2025

Settlement Date:	August 13, 2025 (T+2)

CUSIP / ISIN:	166756 BJ4 / US166756BJ45

Concurrent Debt Offerings:	The issuer is also offering $500,000,000 of its 3.950% Notes Due 2027, $650,000,000 of its 4.050% Notes Due 2028, $600,000,000 of its Floating Rate Notes Due 2028, $400,000,000 of its Floating Rate Notes Due 2030, $1,250,000,000 of its 4.500% Notes Due 2032 and $900,000,000 of its 4.850% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,285,883,000

Joint Book-Running Managers:	Barclays Capital Inc. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Morgan Stanley & Co. LLC HSBC Securities (USA) Inc. MUFG Securities Americas Inc.

Co-Managers:

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Standard Chartered Bank

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Deutsche Bank Securities Inc.

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and Citigroup Global Markets Inc. toll-free at 1-800-831-9146.

We expect that delivery of the notes will be made to investors on or about August 13, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

Floating Rate Notes Due 2030

Fully and unconditionally guaranteed by Chevron Corporation

Dated August 11, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$400,000,000

Maturity Date:	October 15, 2030

Interest Payment Dates:	January 15, April 15, July 15 and October 15 of each year, commencing October 15, 2025

Interest Rate:	Compounded SOFR (as defined under “Description of the Notes— Interest—Floating Rate Notes” in the preliminary prospectus supplement dated August 11, 2025) plus 82 bps

Interest Reset Dates:	Each Floating Rate Interest Payment Date

Interest Determination Date:	The second U.S. Government Securities Business Day preceding each Floating Rate Interest Payment Date

U.S. Government Securities Business Day:	As defined under “Description of the Notes—Interest—Floating Rate Notes” in the preliminary prospectus supplement dated August 11, 2025

Interest Period:	The period from and including a Floating Rate Interest Payment Date (or, in the case of the initial Interest Period, the Settlement Date) to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date

Observation Period:	The period from and including the second U.S. Government Securities Business Day preceding the first date of such relevant Interest Period to but excluding the second U.S. Government Securities Business Day preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including the second U.S. Government Securities Business Day preceding the settlement date of the Floating Rate Notes to, but excluding, the second U.S. Government Securities Business Day preceding the first Floating Rate Interest Payment Date

Day Count Convention:	Actual/360

Calculation Agent:	Deutsche Bank Trust Company Americas, or its successor appointed by the Company

Price to Public:	Per Note: 100.000%; Total: $400,000,000

Aggregate Net Proceeds (Before Expenses):	$399,400,000

Redemption:	The Floating Rate Notes Due 2030 shall not be redeemable prior to their maturity

Trade Date:	August 11, 2025

Settlement Date:	August 13, 2025 (T+2)

CUSIP / ISIN:	166756 BN5 / US166756BN56

Concurrent Debt Offerings:	The issuer is also offering $500,000,000 of its 3.950% Notes Due 2027, $650,000,000 of its 4.050% Notes Due 2028, $600,000,000 of its Floating Rate Notes Due 2028, $1,200,000,000 of its 4.300% Notes Due 2030, $1,250,000,000 of its 4.500% Notes Due 2032 and $900,000,000 of its 4.850% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $5,082,847,000

Joint Book-Running Managers:	Barclays Capital Inc. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Morgan Stanley & Co. LLC HSBC Securities (USA) Inc. MUFG Securities Americas Inc.

Co-Managers:

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Standard Chartered Bank

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Deutsche Bank Securities Inc.

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and Citigroup Global Markets Inc. toll-free at 1-800-831-9146.

We expect that delivery of the notes will be made to investors on or about August 13, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.500% Notes Due 2032

Fully and unconditionally guaranteed by Chevron Corporation

Dated August 11, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$1,250,000,000

Maturity Date:	October 15, 2032

Coupon:	4.500%

Interest Payment Dates:	April 15 and October 15 of each year, commencing April 15, 2026

Benchmark Treasury:	4.000% due July 31, 2032

Benchmark Treasury Yield:	4.028%

Spread to Benchmark Treasury:	52 bps

Yield to Maturity:	4.548%

Price to Public:	Per Note: 99.698%; Total: $1,246,225,000

Aggregate Net Proceeds (Before Expenses):	$1,244,100,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated August 11, 2025 related to the Notes) plus 10 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	August 15, 2032

Trade Date:	August 11, 2025

Settlement Date:	August 13, 2025 (T+2)

CUSIP / ISIN:	166756 BK1 / US166756BK18

Concurrent Debt Offerings:	The issuer is also offering $500,000,000 of its 3.950% Notes Due 2027, $650,000,000 of its 4.050% Notes Due 2028, $600,000,000 of its Floating Rate Notes Due 2028, $1,200,000,000 of its 4.300% Notes Due 2030, $400,000,000 of its Floating Rate Notes Due 2030 and $900,000,000 of its 4.850% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,238,147,000

Joint Book-Running Managers:	Barclays Capital Inc. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Morgan Stanley & Co. LLC HSBC Securities (USA) Inc. MUFG Securities Americas Inc.

Co-Managers:

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Standard Chartered Bank

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Deutsche Bank Securities Inc.

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and Citigroup Global Markets Inc. toll-free at 1-800-831-9146.

We expect that delivery of the notes will be made to investors on or about August 13, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.850% Notes Due 2035

Fully and unconditionally guaranteed by Chevron Corporation

Dated August 11, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$900,000,000

Maturity Date:	October 15, 2035

Coupon:	4.850%

Interest Payment Dates:	April 15 and October 15 of each year, commencing April 15, 2026

Benchmark Treasury:	4.250% due August 15, 2035

Benchmark Treasury Yield:	4.275%

Spread to Benchmark Treasury:	62 bps

Yield to Maturity:	4.895%

Price to Public:	Per Note: 99.630%; Total: $896,670,000

Aggregate Net Proceeds (Before Expenses):	$894,870,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated August 11, 2025 related to the Notes) plus 10 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	July 15, 2035

Trade Date:	August 11, 2025

Settlement Date:	August 13, 2025 (T+2)

CUSIP / ISIN:	166756 BL9 / US166756BL90

Concurrent Debt Offerings:	The issuer is also offering $500,000,000 of its 3.950% Notes Due 2027, $650,000,000 of its 4.050% Notes Due 2028, $600,000,000 of its Floating Rate Notes Due 2028, $1,200,000,000 of its 4.300% Notes Due 2030, $400,000,000 of its Floating Rate Notes Due 2030 and $1,250,000,000 of its 4.500% Notes Due 2032 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,587,377,000

Joint Book-Running Managers:	Barclays Capital Inc. BofA Securities, Inc. Citigroup Global Markets Inc. J.P. Morgan Securities LLC Morgan Stanley & Co. LLC HSBC Securities (USA) Inc. MUFG Securities Americas Inc.

Co-Managers:

Goldman Sachs & Co. LLC

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Standard Chartered Bank

Santander US Capital Markets LLC

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Deutsche Bank Securities Inc.

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and Citigroup Global Markets Inc. toll-free at 1-800-831-9146.

We expect that delivery of the notes will be made to investors on or about August 13, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.